Keefe, Bruyette & Woods 12 th Annual Community Bank Investor Conference August 2011 NASDAQ Global Market: ALNC www.alliancefinancialcorporation.com Exhibit 99.1

Forward Looking Statements
This presentation contains certain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to the financial conditions, results of operations and business of Alliance. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,”
“expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements involve certain risks and uncertainties.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following:
changes in the interest rate environment that reduce margins;
changes in the regulatory environment;
the highly competitive industry and market area in which we operate;
general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit quality;
changes in business conditions and inflation;
changes in credit market conditions;
changes in the securities markets which affect investment management revenues;
increases in FDIC deposit insurance premiums and assessments could adversely affect our financial condition;
changes in technology used in the banking business;
the soundness of other financial services institutions which may adversely affect our credit risk;
certain of our intangible assets may become impaired in the future;
our controls and procedures may fail or be circumvented;
new line of business or new products and services which may subject us to additional risks;
changes in key management personnel which may adversely impact our operations;
the effect on our operations of recent legislative and regulatory initiatives that were or may be enacted in response to the ongoing financial crisis;
severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; and
other factors detailed from time to time in our Securities and Exchange Commission filings
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed under the caption “Risk Factors” in Alliance’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in subsequent filings with the
Securities and Exchange Commission and available at the SEC’s Internet site (www.sec.gov).
Although we believe that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from the results discussed in these forward-looking statements.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Source Information
Information throughout this presentation whose description includes reference to “SNL” was derived from SNL Financial. Final peer information as of and for the period ended June 30, 2011 is based on filings through July 28, 2011.

Snapshot of Alliance Financial
Capital
Asset Quality Earnings
Shareholder Value
* As measured by return on equity vs. SNL banks with assets between $1B - $5B
•
Consistent internal capital generation through
earnings retention
•
Regulatory capital ratios comfortably exceed well-
capitalized thresholds
•
Tangible common equity ratio 7.0% at 6/30/11
•
Fourth consecutive year of record net income in 2010
•
2011 YTD significantly better than peer averages*
• Diverse revenue stream – 30% from non-interest sources
•
Conservative lending and investing philosophy
•
Asset quality metrics superior to peer averages
•
Average net charge-offs 2008 – 2010 = 0.49%
•
Average net charge-offs first half 2011 = 0.08%
•
Nonperforming assets 0.63% of total assets at 6/30/11
•
Share price outperformed SNL index of $1B - $5B banks
over 1, 3 and 5 year periods
•
Three year total return of 46%
•
Six consecutive years of dividend increases

Summary Statistics – June 30, 2011
Assets: $1.5 Billion
Loans: $883.2 Million
Deposits: $1.1 Billion
Tangible Common Equity: $101.1 Million
Tangible Common Book Value per Share: $21.31
Shares Outstanding: 4,745,291
Banking Offices: 29
Market Capitalization (at July 28, 2011): $152.9 Million

Alliance Bank, N.A.
Experienced and Seasoned Senior Management Team
Title
Age
Years in
Banking
Years with
Alliance
Jack H. Webb President & CEO 59 37 12
John H. Watt, Jr. Executive Vice
President
52 27 8
J. Daniel Mohr Executive Vice
President & CFO
46 15 5
James W. Getman Executive Vice
President & Senior
Loan Officer
63 41 12
Steven G. Cacchio Senior Vice President 47 20 13

Alliance Growth History: Seamless Integrations
Alliance has been successful in complementing organic growth with acquisitions and de-novo expansion.
Acquisitions
• Q4 2006 – Bridge Street Financial Corporation
$252 million fair value of assets acquired
$173 million fair value of deposits assumed
7 Branches
Contiguous to existing footprint
Bridge Street cost reductions exceeded 40%
• Q1 2005 – HSBC Trust Portfolio
$560MM Portfolio of managed assets – Buffalo, NY Office
Non-interest sensitive revenue from HSBC acquisition key to diversification
De-novo expansion
• Onondaga County, NY
2000 to 2006 – Opened 8 branches in the greater Syracuse area

Alliance Investment Management
• Alliance Investment Management, a division of Alliance Bank with trust powers, had
$852.8 million of assets under management at 6/30/11.
• 21 investment and trust professionals managing more than 2,000 client accounts.
• Year to date investment management revenue is $3.9 million. Total 2010 revenue was $7.3 million.
• Non-interest income = 30% of total revenue in 2010.

8 Alliance Bank N.A. Branch Franchise

Deposit Market Share
Syracuse MSA
Rank Bank Total Deposits
(000’s)
Market Share
1 Key $ 2,384,656 21.8%
2 M&T 2,167,251 19.8%
3 HSBC 1,209,694 11.1%
4 Alliance 844,622 7.7%
5 JP Morgan Chase 648,021 5.9%
6 Bank of America 588,197 5.4%
Cortland MSA
Rank Bank Total Deposits
(000’s)
Market Share
1 Alliance $ 243,027 41.3%
2 First Niagara 146,554 24.9%
3 Key 57,447 9.8%
4 HSBC 47,071 8.0%
5 Tompkins Trust 26,617 4.5%
6 M&T 22,737 3.9%
Leading Community Bank in Central New York
Source: SNL Financial

10 Net Income Four consecutive years of record net income First half 2011 net income 18% higher than first half 2010

Key Operating Ratios
Diverse revenue stream helps to
reduce volatility of earnings in different
economic cycles
Net operating expenses favorable to
peers
Source: SNL Financial
Peer 2011 YTD information based on filings as of July 28, 2011

Disciplined community banking philosophy delivers relatively stable return on equity
Performance superior to peers
Return on Average Equity
Source: SNL Financial
Peer 2011 YTD information based on filings as of July 28, 2011

13 Total Assets Prudently managed asset growth $1.45b $1.48b $1.27b

(Dollars in Thousands)
June 30, 2011
Deposit Type
Amount % of Total
Residential Mortgage 330,059 $    37.5%
Owner Occupied CRE 61,583         7.0%
Non-Owner Occupied CRE 51,508         5.9%
Commercial Construction 6,537           0.7%
Commercial and Industrial 140,264       15.9%
Leases, Net 33,591         3.8%
Indirect Auto 165,440       18.8%
Home equity LOC 70,086         8.0%
Consumer 20,835         2.4%
Total 879,903 $    100.0%
Residential
Mortgage
37.5%
Owner
Occupied
CRE
7.0
Non-Owner
Occupied
CRE
5.9%
Commercial
Construction
0.7%
Commercial
and
Industrial
15.9%
Leases, Net
3.8%
Indirect Auto
18.8%
Home equity
LOC
8.0%
Consumer
2.4%
Diverse loan portfolio
Emphasis on quality
Loan Portfolio by Type

Asset quality consistently better than peer averages
Reflects disciplined underwriting, relatively stable regional economy and real estate market
Asset Quality
2008 2009 2010 June 30, 2011
30 Days past due 11,124 $              7,883 $                 6,711 $                5,893 $
60 days past due 4,736 $                2,271 $                 1,083 $                1,788 $
90 days past due and still accruing 126 $                    - $                      19 $                      78 $
Non-accrual 4,352 $                8,582 $                 8,474 $                8,262 $
Total non-performing loans and leases 4,478 $                8,582 $                 8,493 $                8,340 $
ORE and repossessed assets 657 $                    445 $                     652 $                    945 $
Total non-performing assets 5,135 $                9,027 $                 9,145 $                9,285 $
Non-performing loans/total loans 0.49% 0.94% 0.95% 0.95%
Non-performing assets/total assets 0.38% 0.64% 0.63% 0.63%
SNL Banks $1B - $5B 2.72% 4.31% 4.05% 3.33%
Allowance for credit losses 9,161 $                9,414 $                 10,683 $              10,683 $
  Allowance/total loans 1.01% 1.03% 1.19% 1.21%
  Allowance/NPL's 205% 110% 126% 128%
SNL Banks $1B - $5B (Allow./NPA's) 47% 39% 41% 49%
Net charge-offs 4,767 $                5,847 $                 2,816 $                360 $
Net charge-offs/average loans 0.53% 0.63% 0.31% 0.08%
SNL Banks $1B - $5B 0.95% 2.04% 1.81% 1.31%
Provision/net charge-offs 115% 104% 145% 100%
SNL Banks $1B - $5B 158% 130% 107% 78%
Source: SNL Financial
Peer June 30, 2011 information based on filings as of July 28, 2011

16 Provision for Credit Losses 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2006 2007 2008 2009 2010 2011 YTD $ in Thousands

17 Allowance for Credit Losses Allowance Coverage/Total Loans & Leases 0 2,000 4,000 6,000 8,000 10,000 12,000 2007 2008 2009 2010 Q2 2011 YTD $ in Thousands 0.94% 1.01% 1.03% 1.19% 1.21%

18 Deposits Record high transaction account balances: Strong balance sheet and earnings performance High awareness of Alliance brand Upgraded treasury management and internet banking platform (000’s)

(Dollars in Thousands)
June 30, 2011
Deposit Type
Amount % of Total
Noninterest Bearing Demand 173,325 $     15.6%
Interest Bearing Demand 143,716        12.9%
Savings 109,739        9.9%
Money Market 347,184        31.3%
CD's, $100,000 or more 139,059        12.5%
CD's, Less than $100,000 154,700        13.9%
Brokered CD's 42,842          3.9%
Total 1,110,565 $  100.0%
Diversified deposit base
Branch incentive programs focused on demand account growth
Commercial lending strategy includes selling cash management services and obtaining deposit relationship
Deposit Composition
Noninterest
Bearing Demand
15.6%
Interest Bearing
Demand
12.9%
Savings
9.9%
Money Market
31.3%
CD's >=
$100,000
12.5%
CD's < $100,000
13.9%
Brokered CD's
3.9%

Strong Capital Ratios
Strong balance sheet supported by ample tangible common equity
Regulatory capital ratios at June 30, 2011 comfortably above well-capitalized thresholds
14.4%
13.1%
7.9%
7.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
TCE/TA Tier 1 Leverage Tier 1 RB Capital Total RB Capital
TCE/TA Well Capitalized Minimum Excess Over WC

21 Stock Performance* * As of July 28, 2011 Source: SNL Financial

22 Stock Price Metrics* * As of July 28, 2011 Source: SNL Financial

Challenges and Opportunities
Low interest rate environment, difficult credit cycle and costs of increased regulation will weigh on industry earnings generally
Our opportunities for continued success:
Capitalize on dislocation of competitive market, particularly in commercial lending
Continued adherence to our long-standing and disciplined credit underwriting
Leverage strength of Alliance brand
Build on existing customer relationships
Competitive electronic banking platform
Strong balance sheet, infrastructure and human capital to support growth organically and via acquisition

• Experienced Management Team
• Disciplined Credit Culture
• Strong Asset Quality, Capital Ratios, and Liquidity
• Strong Earnings Performance; Diversified Revenue Stream
• Emphasis on Core Deposits and Relationship Banking
• Controlled Organic Growth With Continued Opportunity to Exploit Competitive
Market Dislocation
• Leading Community Bank in our Footprint, with Strong Brand Recognition
• Insider Commitment: Substantially all Directors’ Fees Deferred to Purchase Alliance
Common Stock
• Proven Ability to Execute Acquisitions
Why Invest in Alliance Financial Corporation

Keefe, Bruyette & Woods 12 th Annual Community Bank Investor Conference August 2011 NASDAQ Global Market: ALNC www.alliancefinancialcorporation.com